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                                                                    Exhibit 10.3


                           [ROYAL MORTGAGE LETTERHEAD]





May 21, 1998



Mr. Klaus Landes
OHB
Lenbachplatz 1/111
80333 Munich


RE:  Options granted by Shareholders


     We are pleased to inform you that on April 30, 1997 the Shareholders of Royal Mortgage Corporation (the "Company") approved the grant to you of a non-qualified stock option to purchase Ten Thousand (10,000) shares (the "Shares") of Common Stock, .001 par value per share, of the Company, at a price of $2.25 per Share.

     The option may be exercised in whole or in part at a minimum of 10% of the Shares up to a maximum 100% of the Shares at any time prior to April 30, 2002.

     Unless at the time of the exercise of this option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of this option, in whole or in part, will be subject to restrictions on transfer of same and the Company may require, as a condition of exercise of any option, that you certify to the Company, in writing, that the shares received pursuant to the exercise of any option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Act and any applicable state securities laws. The Company shall not be obligated to issue any Shares pursuant to this option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

     You understand and acknowledge that, under existing law, unless at the time of the exercise of this option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain


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circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required: (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares; and (vi) the Company has undertaken no obligation to register the Shares or to include the Shares in any registration statement which may be filed by it subsequent to the issuance of the Shares to you. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

     This option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Exhibit A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash, by delivering shares of the Company's stock already owned by you and having a fair market value on the date of exercise equal to the exercise price of the option, or through your written election to have Shares withheld by the Company from the Shares otherwise to be received with such withheld Shares having a fair market value on the date of exercise equal to the exercise price of the option.

                                             Very truly yours,

                                             ROYAL MORTGAGE CORPORATION

                                             By  /s/ Michael J. Pilgrim
                                                --------------------------------
                                                Michael J. Pilgrim
                                                President


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                                    EXHIBIT A


Royal Mortgage Corporation
1000 Ballpark Way, Suite 210
Arlington, TX  76011


Gentlemen:

     Notice is hereby given of my election to purchase _____ shares of Common Stock, $.001 par value per share (the "Shares"), of Royal Mortgage Corporation at a price of $2.25 per Share, pursuant to the provisions of the option granted to me on April 30, 1997. Enclosed in payment for the Shares is:

     __   my check in the amount of $______.

     __ ________ Shares having a total value of $________, such value being based on the closing price(s) of the Shares on the date hereof.

     __ Withhold _____ Shares having a total value of $________, such value being based on the closing price(s) of the Shares on the date hereof, from the Shares otherwise to be received.

     The following information is supplied for use in issuing and registering the Shares purchased hereby:

     Number of Certificates
     and Denominations
                                             -----------------------------------
     Name
                                             -----------------------------------

     Address
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

     Social Security Number
                                             -----------------------------------


Dated:  ____________, 199_                   Very truly yours,


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